EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11
disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

PRODUCT TYPE
---------------------------------------------------------------------
Criteria                       OLTV     FICO        Scheduled Balance
---------------------------------------------------------------------
1 YEAR ARM                    78.27%   697.669       $46,859,760.45
---------------------------------------------------------------------
10 YEAR ARM                   81.93%   717.828        $2,971,430.79
---------------------------------------------------------------------
2 YEAR ARM                    79.16%   724.144       $37,926,334.63
---------------------------------------------------------------------
3 YEAR ARM                    78.42%   718.585      $303,077,342.12
---------------------------------------------------------------------
5 YEAR ARM                    76.70%   714.957      $508,384,528.77
---------------------------------------------------------------------
7 YEAR ARM                    78.46%   721.672       $22,950,425.56
---------------------------------------------------------------------
Total:                        77.51%   715.825      $922,169,822.31
---------------------------------------------------------------------


PRODUCT TYPE
----------------------------------------------------------------------
GS_PROPLIT                   OLTV     FICO         Scheduled Balance
----------------------------------------------------------------------
2-4 FAMILY                  75.05%   714.751       $58,885,696.70
----------------------------------------------------------------------
CONDO                       79.05%   723.478       111,457,306.46
----------------------------------------------------------------------
CO-OP                       90.00%       785           148,076.64
----------------------------------------------------------------------
HI-RISE CONDO               77.36%   713.517         1,813,299.74
----------------------------------------------------------------------
PUD                         76.44%   727.126        89,224,238.90
----------------------------------------------------------------------
PUD ATTACHED                80.54%   714.418        21,372,607.57
----------------------------------------------------------------------
PUD DETACHED                79.58%   706.968        81,294,502.60
----------------------------------------------------------------------
SINGLE FAMILY               81.18%   704.247       129,639,290.52
----------------------------------------------------------------------
SINGLE FAMILY ATTACHED      76.49%   711.777        11,326,021.29
----------------------------------------------------------------------
SINGLE FAMILY DETACHED      75.99%   717.007       417,008,781.89
----------------------------------------------------------------------
Total:                      77.51%   715.825      $922,169,822.31
----------------------------------------------------------------------




----------------------------------------------------------------------
Criteria                      OLTV      FICO      Scheduled Balance
----------------------------------------------------------------------
FULL/ALT DOC                0.775245   715.952    $220,517,918.97
----------------------------------------------------------------------
NO DOC                      0.765954   703.817    $168,138,657.59
----------------------------------------------------------------------
STATE INCOME/STATED ASSET   0.777848   719.557    $533,513,245.75
----------------------------------------------------------------------
Total:                      0.775057   715.825    $922,169,822.31
----------------------------------------------------------------------


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


----------------------------------------------------------------
                        Pool Summary
----------------------------------------------------------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)                922,609,006
Current Mortgage Pool Balance (USD)                 922,169,822
Total Number of Loans                                     2,982
Average Loan Balance (USD)                              309,245
1st lien (%age)                                          100.0%
2nd lien (%age)                                            0.0%
WA FICO                                                     716
 - Minimum FICO                                             614
 - Maximum FICO                                             820
WA LTV                                                    77.5%
 - Minimum LTV                                            15.8%
 - Maximum LTV                                           100.0%
WA DTI                                                    36.0%
 - Minimum DTI                                             2.6%
 - Maximum DTI                                            65.0%
WA Age (Months)                                               2
WA Remaining Term (Months)                                  358
Aquired Loans
North California (% of Pool)                              27.9%
South California (% of Pool)                              21.1%
----------------------------------------------------------------


-----------------------------------------------
               North California
-----------------------------------------------
% of State                              56.965
WA FICO                                723.414
 - Minimum FICO                            622
 - Maximum FICO                            816
WA LTV                                   75.31
 - Minimum LTV                           18.48
 - Maximum LTV                              95
Highest Zip-Code Density (% of State)    2.114
Zip-Code with Highest Density            94941
-----------------------------------------------

-----------------------------------------------
              South California
-----------------------------------------------
% of State                              43.035
WA FICO                                721.195
Minimum FICO                               624
Maximum FICO                               813
WA LTV                                   76.82
Minimum LTV                              21.13
Maximum LTV                                 90
Highest Zip-Code Density (% of State)    2.818
Zip-Code with Highest Density            92563
-----------------------------------------------


-----------------------------------------------------------
Classification              Total              Check
-----------------------------------------------------------
Mortgage Type            922,169,822      [GRAPHIC OMITTED]
Loan-to-Value            922,169,822      [GRAPHIC OMITTED]
FICO                     922,169,822      [GRAPHIC OMITTED]
Purpose                  922,169,822      [GRAPHIC OMITTED]
Occupancy                922,169,822      [GRAPHIC OMITTED]
Loan Balance             922,169,822      [GRAPHIC OMITTED]
Property Type            922,169,822      [GRAPHIC OMITTED]
Documentation Type                 -      [GRAPHIC OMITTED]
Fixed Period             922,169,822      [GRAPHIC OMITTED]
Debt-to-Income Ratio     823,315,613      [GRAPHIC OMITTED]
Geographic Distribution  922,169,822      [GRAPHIC OMITTED]
-----------------------------------------------------------

-------------------------------------
          Per Annum Fees
-------------------------------------
Servicer Fees
Cost of Carry
-------------------------------------


H                                 Page 1 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
    Mortgage Type                     WA LTV       FICO              Balance
------------------------------------------------------------------------------
Classic 30yr FRM                                                            -
Classic 15yr FRM                                                            -
Classic ARM                              79%        717           413,785,294
Classic 15/30 Balloon                                                       -
Classic 5/1 Hybrid                       77%        700            42,810,860
Classic 5/1 IO Hybrid                    77%        716           465,573,669
5/1 Hybrid w/3 year IO feature                                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
    LTV                               WA LTV       FICO              Balance
------------------------------------------------------------------------------
0.01-20.00                               17%        697               613,500
20.01-25.00                              22%        714               451,988
25.01-30.00                              26%        694               504,000
30.01-35.00                              34%        741             1,346,796
35.01-40.00                              38%        733             3,177,578
40.01-45.00                              43%        709             2,855,000
45.01-50.00                              48%        709             6,690,801
50.01-55.00                              53%        728             6,037,507
55.01-60.00                              58%        713            19,570,636
60.01-65.00                              64%        710            44,148,733
65.01-70.00                              69%        705            48,447,335
70.01-75.00                              74%        716            70,744,440
75.01-80.00                              80%        718           648,622,389
80.01-85.00                              85%        691             6,841,619
85.01-90.00                              90%        710            41,678,661
90.01-95.00                              95%        694            19,488,651
95.01-100.00                            100%        680               950,189
------------------------------------------------------------------------------


H                                 Page 2 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
   FICO                               WA LTV    WA FICO              Balance
------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
601 - 620                                79%        614               121,860
621 - 640                                75%        632            14,176,972
641 - 660                                79%        651            61,035,500
661 - 680                                77%        671           125,502,538
681 - 700                                77%        690           173,479,776
701 - 720                                78%        711           145,966,254
721 - 740                                78%        730           121,109,289
741 - 760                                78%        750           126,963,577
761 - 780                                77%        770            85,886,491
781 - 800                                77%        789            53,844,119
801 - 820                                75%        808            14,083,447
> 820
Unknown
------------------------------------------------------------------------------


H                                 Page 3 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
   LTV                                   MIG%     WA FICO     Balance with MIG
------------------------------------------------------------------------------
0.01-20.00                                 0%        697                    0
20.01-25.00                                0%        714                    0
25.01-30.00                                0%        694                    0
30.01-35.00                                0%        741                    0
35.01-40.00                                0%        733                    0
40.01-45.00                                0%        709                    0
45.01-50.00                                0%        709                    0
50.01-55.00                                0%        728                    0
55.01-60.00                                0%        713                    0
60.01-65.00                                0%        710                    0
65.01-70.00                                0%        705                    0
70.01-75.00                                0%        716                    0
75.01-80.00                                0%        718                    0
80.01-85.00                                1%        691            6,841,619
85.01-90.00                                5%        710           41,678,661
90.01-95.00                                2%        694           19,488,651
95.01-100.00                               0%        680              950,189
------------------------------------------------------------------------------

------------------------------------------------------------------------------
    Purpose                            WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
Purchase                                  80%        724          606,726,264
Cash-Out/Refinancing                      73%        700          210,294,911
Refinancing                               74%        700          105,148,648
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Occupancy                            WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
Owner                                     77%        715          710,042,920
Investment                                78%        721          175,483,935
2nd Home                                  78%        713           36,642,967
------------------------------------------------------------------------------


H                                 Page 4 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
  Loan Balance                         WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
<$200,000                                 80%        711          147,022,759
<$400,000                                 79%        712          309,215,383
<$600,000                                 77%        721          313,781,267
>$600,000                                 72%        718          152,150,413
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Property Type                        WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
SFR                                       77%        714          558,122,170
PUD                                       78%        717          191,891,349
CND                                       79%        723          113,270,606
2-4 Family                                75%        715           58,885,697
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Loan Balance                         WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
Full
Reduced
SISA
NISA                                        Please view worksheet
NINA
NAV
No Ratio
Alt
------------------------------------------------------------------------------


H                                 Page 5 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
    Fixed Period (Months)              WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
              1
              3
              6
             12                           78%        698           46,859,760
             24                           79%        724           37,926,335
             36                           78%        719          303,077,342
             60                           77%        715          508,384,529
             84                           78%        722           22,950,426
            >=120                         82%        718            2,971,431
------------------------------------------------------------------------------

------------------------------------------------------------------------------
           DTI                        WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
0.01 - 5.00                               70%        721            1,800,000
5.01 - 10.00                              75%        713            3,146,872
10.01 - 15.00                             70%        726            6,547,750
15.01 - 20.00                             75%        705           17,030,874
20.01 - 25.00                             78%        720           34,532,797
25.01 - 30.00                             77%        715           74,641,889
30.01 - 35.00                             78%        721          168,165,150
35.01 - 40.00                             78%        717          299,311,568
40.01 - 45.00                             79%        712          170,427,716
45.01 - 50.00                             78%        703           40,926,787
50.01 - 55.00                             76%        704            4,825,834
> 55.00                                   66%        775            1,958,376
Unknown
------------------------------------------------------------------------------


H                                 Page 6 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
    Geographic Distribution           WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
AK                                                                           -
AL                                       80%        731              1,388,888
AR                                       90%        727                264,750
AS                                                                           -
AZ                                       78%        710             45,208,805
CA                                       76%        722            451,941,958
CO                                       77%        691             20,212,338
CT                                       74%        713              7,272,866
CZ                                                                           -
DC                                       74%        702              6,294,853
DE                                       70%        684              1,737,896
FL                                       81%        705             75,160,034
GA                                       82%        698             27,749,676
GU                                                                           -
HI                                       78%        703                795,000
IA                                       80%        642                243,187
ID                                       80%        701              2,522,832
IL                                       78%        709             27,841,736
IN                                       71%        741              1,382,517
KS                                                                           -
KY                                       80%        718                462,450
LA                                       87%        709              1,240,392
MA                                       79%        718             16,605,180
MD                                       79%        718             29,606,954
ME                                       78%        715              1,115,443
MI                                       78%        688              5,350,677
MN                                       81%        713             11,917,449
MO                                       81%        736              2,709,109
MS                                       85%        686                126,767
MT                                       81%        701              1,433,628
NC                                       75%        700              7,398,561
ND                                       80%        693                158,400
NE                                       80%        678                269,342
NH                                       87%        662                249,914
NJ                                       80%        709             11,083,827
NM                                       79%        701              1,761,496
NV                                       78%        725             24,488,932
NY                                       80%        702             12,663,823
OH                                       79%        713              6,548,036
OK                                       80%        725                103,784


H                                 Page 7 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


OR                                       77%        710             17,308,445
OT                                                                           -
PA                                       75%        709              3,532,634
PR                                                                           -
RI                                       81%        734              1,460,887
SC                                       81%        705              6,409,698
SD                                       78%        704                289,700
TN                                       80%        732              2,660,838
TT                                                                           -
TX                                       79%        697              6,488,179
UT                                       80%        712              2,801,290
VA                                       78%        714             41,325,357
VI                                                                           -
VT                                       74%        690                153,000
WA                                       79%        717             31,413,893
WI                                       81%        715              1,158,967
WV                                       84%        719              1,572,200
WY                                       85%        702                283,233
------------------------------------------------------------------------------


H                                 Page 8 of 8                         9/2/2005
disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

PRODUCT TYPE
---------------------------------------------------------------------------------------
Criteria                    % Balance       OLTV             FICO     Scheduled Balance
---------------------------------------------------------------------------------------
1 YEAR ARM                      4.83      0.778689         693.564      $38,457,104.08
---------------------------------------------------------------------------------------
10 YEAR ARM                     0.33       0.82267         713.844       $2,620,421.62
---------------------------------------------------------------------------------------
2 YEAR ARM                      3.57       0.79397         728.106      $28,434,482.91
---------------------------------------------------------------------------------------
3 YEAR ARM                     29.03      0.781534         719.517     $231,258,946.72
---------------------------------------------------------------------------------------
5 YEAR ARM                      59.8      0.764715          715.96     $476,374,805.28
---------------------------------------------------------------------------------------
7 YEAR ARM                      2.45      0.785251         721.207      $19,531,352.82
---------------------------------------------------------------------------------------
Total:                           100       0.77201         716.467     $796,677,113.43
---------------------------------------------------------------------------------------


PRODUCT TYPE
---------------------------------------------------------------------------------------
Criteria                   % Balance       OLTV             FICO      Scheduled Balance
---------------------------------------------------------------------------------------
2-4 FAMILY                      5.06       0.74139        717.076       $40,280,113.02
---------------------------------------------------------------------------------------
CONDO                           12.1      0.788964        724.274       $96,386,745.54
---------------------------------------------------------------------------------------
CO-OP                           0.02           0.9            785          $148,076.64
---------------------------------------------------------------------------------------
HI-RISE CONDO                   0.21      0.770916        716.406        $1,646,499.99
---------------------------------------------------------------------------------------
PUD                            10.25      0.761086         727.98       $81,628,394.71
---------------------------------------------------------------------------------------
PUD ATTACHED                    2.08      0.807002        709.856       $16,531,998.52
---------------------------------------------------------------------------------------
PUD DETACHED                    8.31      0.794019        705.902       $66,218,350.91
---------------------------------------------------------------------------------------
SINGLE FAMILY                   13.8      0.812916        703.757      $109,946,887.40
---------------------------------------------------------------------------------------
SINGLE FAMILY ATTACHED          1.07      0.760493        712.737        $8,541,272.73
---------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED         47.11      0.756127        717.829      $375,348,773.97
---------------------------------------------------------------------------------------
Total:                           100       0.77201        716.467      $796,677,113.43
---------------------------------------------------------------------------------------



DOCUMENT
---------------------------------------------------------------------------------------
Criteria                   % Balance        OLTV            FICO      Scheduled Balance
---------------------------------------------------------------------------------------
FULL/ALT DOC                   22.97      0.772982        715.791      $183,034,765.96
---------------------------------------------------------------------------------------
NO DOC                         18.58      0.761448        705.002      $148,018,760.63
---------------------------------------------------------------------------------------
STATE INCOME/STATED ASSET      58.45      0.774985        720.377      $465,623,586.84
---------------------------------------------------------------------------------------
Total:                           100       0.77201        716.467      $796,677,113.43
---------------------------------------------------------------------------------------


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


----------------------------------------------------------------
                        Pool Summary
----------------------------------------------------------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)                797,016,537
Current Mortgage Pool Balance (USD)                 796,677,113
Total Number of Loans                                     2,371
Average Loan Balance (USD)                              336,009
1st lien (%age)                                          100.0%
2nd lien (%age)                                            0.0%
WA FICO                                                     716
 - Minimum FICO                                             622
 - Maximum FICO                                             820
WA LTV                                                    77.2%
 - Minimum LTV                                            15.8%
 - Maximum LTV                                           100.0%
WA DTI                                                    36.1%
 - Minimum DTI                                             2.6%
 - Maximum DTI                                            65.0%
WA Age (Months)                                               2
WA Remaining Term (Months)                                  358
Aquired Loans
North California (% of Pool)                              30.5%
South California (% of Pool)                              22.6%
----------------------------------------------------------------


-----------------------------------------------
              North California
-----------------------------------------------
% of State                               57.39
WA FICO                                    723
 - Minimum FICO                            622
 - Maximum FICO                            816
WA LTV                                   75.17
 - Minimum LTV                           18.48
 - Maximum LTV                              95
Highest Zip-Code Density (% of State)     0.02
Zip-Code with Highest Density            95966
-----------------------------------------------

-----------------------------------------------
              South California
-----------------------------------------------
% of State                               42.61
WA FICO                                    722
Minimum FICO                               624
Maximum FICO                               813
WA LTV                                   76.76
Minimum LTV                              37.93
Maximum LTV                                 90
Highest Zip-Code Density (% of State)     0.03
Zip-Code with Highest Density            92220
-----------------------------------------------


-----------------------------------------------------------
Classification              Total              Check
-----------------------------------------------------------
Mortgage Type            796,677,113      [GRAPHIC OMITTED]
Loan-to-Value            796,677,113      [GRAPHIC OMITTED]
FICO                     796,677,113      [GRAPHIC OMITTED]
Purpose                  796,677,113      [GRAPHIC OMITTED]
Occupancy                796,677,113      [GRAPHIC OMITTED]
Loan Balance             796,677,113      [GRAPHIC OMITTED]
Property Type            796,677,113      [GRAPHIC OMITTED]
Documentation Type                 -      [GRAPHIC OMITTED]
Fixed Period             796,677,113      [GRAPHIC OMITTED]
Debt-to-Income Ratio     709,584,084      [GRAPHIC OMITTED]
Geographic Distribution  796,677,113      [GRAPHIC OMITTED]
-----------------------------------------------------------


-------------------------------------
          Per Annum Fees
-------------------------------------
Servicer Fees
Cost of Carry
-------------------------------------


H                                 Page 1 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
    Mortgage Type                     WA LTV       FICO              Balance
------------------------------------------------------------------------------
Classic 30yr FRM                                                            -
Classic 15yr FRM                                                            -
Classic ARM                               78%        717          320,302,308
Classic 15/30 Balloon                                                       -
Classic 5/1 Hybrid                        77%        702           39,652,832
Classic 5/1 IO Hybrid                     76%        717          436,721,973
5/1 Hybrid w/3 year IO feature                                              -
------------------------------------------------------------------------------

------------------------------------------------------------------------------
    LTV                               WA LTV       FICO              Balance
------------------------------------------------------------------------------
0.01-20.00                                17%        697              613,500
20.01-25.00                               23%        741              302,000
25.01-30.00                               26%        694              504,000
30.01-35.00                               34%        741            1,346,796
35.01-40.00                               38%        734            3,107,578
40.01-45.00                               44%        712            2,322,000
45.01-50.00                               48%        707            6,055,000
50.01-55.00                               53%        728            6,037,507
55.01-60.00                               58%        713           18,667,686
60.01-65.00                               64%        710           41,492,362
65.01-70.00                               69%        703           43,478,766
70.01-75.00                               74%        718           63,699,428
75.01-80.00                               80%        719          554,895,116
80.01-85.00                               85%        691            5,373,165
85.01-90.00                               90%        710           32,624,284
90.01-95.00                               95%        697           15,417,337
95.01-100.00                             100%        689              740,589
------------------------------------------------------------------------------


H                                 Page 2 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
   FICO                               WA LTV    WA FICO              Balance
------------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
601 - 620
621 - 640                                 74%        632           11,804,770
641 - 660                                 78%        652           51,090,088
661 - 680                                 76%        671          105,784,229
681 - 700                                 77%        690          147,800,897
701 - 720                                 78%        711          126,544,483
721 - 740                                 78%        730          107,255,135
741 - 760                                 77%        750          113,993,991
761 - 780                                 77%        770           74,072,488
781 - 800                                 76%        789           46,425,729
801 - 820                                 75%        809           11,905,304
> 820
Unknown
------------------------------------------------------------------------------


H                                 Page 3 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
   LTV                                   MIG%     WA FICO     Balance with MIG
------------------------------------------------------------------------------
0.01-20.00                                 0%        697                    0
20.01-25.00                                0%        741                    0
25.01-30.00                                0%        694                    0
30.01-35.00                                0%        741                    0
35.01-40.00                                0%        734                    0
40.01-45.00                                0%        712                    0
45.01-50.00                                0%        707                    0
50.01-55.00                                0%        728                    0
55.01-60.00                                0%        713                    0
60.01-65.00                                0%        710                    0
65.01-70.00                                0%        703                    0
70.01-75.00                                0%        718                    0
75.01-80.00                                0%        719                    0
80.01-85.00                                1%        691            5,373,165
85.01-90.00                                4%        710           32,624,284
90.01-95.00                                2%        697           15,417,337
95.01-100.00                               0%        689              740,589
------------------------------------------------------------------------------

------------------------------------------------------------------------------
   Purpose                               MIG%     WA FICO     Balance with MIG
------------------------------------------------------------------------------
Purchase                                  80%        724          524,247,415
Cash-Out/Refinancing                      72%        702          185,348,609
Refinancing                               74%        701           87,081,090
------------------------------------------------------------------------------

------------------------------------------------------------------------------
   Occupancy                             MIG%     WA FICO     Balance with MIG
------------------------------------------------------------------------------
Owner                                     77%        716          633,498,572
Investment                                78%        721          130,234,060
2nd Home                                  77%        713           32,944,481
------------------------------------------------------------------------------


H                                 Page 4 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
  Loan Balance                         WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
<$200,000                                 81%        709          106,744,322
<$400,000                                 79%        713          228,496,782
<$600,000                                 77%        721          310,615,597
>$600,000                                 72%        718          150,820,413
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Property Type                         WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
SFR                                       77%        715          493,985,011
PUD                                       78%        717          164,378,744
CND                                       79%        724           98,033,246
2-4 Family                                74%        717           40,280,113
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Documentation Type                      WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
Full
Reduced
SISA
NISA                                           Please view workshe
NINA
NAV
No Ratio
Alt
------------------------------------------------------------------------------


H                                 Page 5 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
    Fixed Period (Months)              WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
                    1
                    3
                    6
                   12                     78%        694           38,457,104
                   24                     79%        728           28,434,483
                   36                     78%        720          231,258,947
                   60                     76%        716          476,374,805
                   84                     79%        721           19,531,353
                  >=120                   82%        714            2,620,422
------------------------------------------------------------------------------

------------------------------------------------------------------------------
           DTI                         WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
0.01 - 5.00                               70%        721            1,800,000
5.01 - 10.00                              74%        717            2,737,350
10.01 - 15.00                             69%        722            5,830,271
15.01 - 20.00                             75%        704           13,863,536
20.01 - 25.00                             78%        718           27,830,626
25.01 - 30.00                             77%        717           62,617,235
30.01 - 35.00                             78%        722          143,821,840
35.01 - 40.00                             78%        718          257,887,365
40.01 - 45.00                             78%        713          148,984,763
45.01 - 50.00                             78%        704           38,422,642
50.01 - 55.00                             76%        699            4,412,652
> 55.00                                   60%        785            1,375,804
Unknown
------------------------------------------------------------------------------


H                                 Page 6 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


------------------------------------------------------------------------------
    Geographic Distribution           WA LTV     WA FICO         Balance
------------------------------------------------------------------------------
AK
AL                                        76%        746              936,117
AR                                        95%        726              133,000
AS
AZ                                        78%        712           35,831,476
CA                                        76%        723          423,300,202
CO                                        76%        688           15,618,529
CT                                        74%        720            6,506,299
CZ
DC                                        75%        699            5,005,355
DE                                        69%        679            1,583,334
FL                                        81%        703           69,325,339
GA                                        82%        697           24,038,484
GU
HI                                        78%        703              795,000
IA                                        80%        642              243,187
ID                                        79%        696            1,540,585
IL                                        78%        712           18,524,524
IN                                        69%        730            1,178,879
KS
KY                                        80%        684              100,000
LA                                        88%        704              980,892
MA                                        79%        721           13,909,796
MD                                        78%        720           24,739,435
ME                                        78%        715            1,115,443
MI                                        77%        687            2,891,109
MN                                        81%        708            9,027,729
MO                                        81%        743            1,237,015
MS                                        85%        686              126,767
MT                                        80%        695              718,737
NC                                        75%        697            6,780,318
ND                                        80%        693              158,400
NE                                        80%        679              198,342
NH                                       100%        658               85,914
NJ                                        78%        711            7,180,254
NM                                        79%        698            1,578,351
NV                                        78%        727           16,838,764


H                                 Page 7 of 8                         9/2/2005


[GRAPHIC OMITTED]                               Date Entry Rules
                           Pool Data            ----------------
                                                1. Only enter data in the fields highlighted in purple.
                              Deal Ticker:      2. Please enter 0 for blanks.
                                                3. Bucket the data using best fit rules.


NY                                        79%        700            9,918,814
OH                                        80%        715            3,448,051
OK                                        80%        725              103,784
OR                                        76%        709           13,167,517
OT
PA                                        75%        712            2,208,888
PR
RI                                        81%        713              603,095
SC                                        81%        709            5,344,551
SD                                        80%        705              199,000
TN                                        78%        740            2,051,926
TT
TX                                        78%        694            4,975,006
UT                                        80%        712            1,818,714
VA                                        78%        713           33,997,102
VI
VT                                        74%        690              153,000
WA                                        79%        716           25,113,888
WI                                        82%        718              495,900
WV                                        83%        764              850,300
WY
------------------------------------------------------------------------------


H                                 Page 8 of 8                         9/2/2005